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                                                                   EXHIBIT 10.4
                               FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, made as of the 3rd day of January, 2001 (this "Amendment"), is by and between S2 GOLF INC., a New Jersey corporation ("Existing Borrower"), having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004, S2 GOLF ACQUISITION CORP., a New Jersey corporation, having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004 ("Additional Borrower", and collectively, jointly and severally with Existing Borrower "Borrower") and PNC BANK, NATIONAL ASSOCIATION (successor in interest to Midlantic Bank, National Association), a national banking association, having offices at Two Tower Center Boulevard, 8th Floor, East Brunswick, New Jersey 08816 ("Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Lender and Existing Borrower are engaged in a commercial lending relationship pursuant to a certain Loan and Security Agreement as of December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996, by the Second Amendment to Loan and Security Agreement dated as of December 1, 1997, by the Third Amendment to Loan and Security Agreement dated as of September 23, 1998, and by the Fourth Amendment to Loan and Security Agreement dated as of July 31, 2000 (collectively referred to herein as the "Loan Agreement"), pursuant to which Lender has advanced and may in the future advance certain sums of money to Existing Borrower and Existing Borrower has agreed to repay same; and

         WHEREAS, Additional Borrower seeks to become a Borrower pursuant to the Loan Agreement and become obligated thereunder jointly and severally with Existing Borrower; and

         WHEREAS, Lender has agreed to permit Additional Borrower to become a Borrower under the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

                                    ARTICLE I

                           AMENDMENT TO LOAN AGREEMENT
                         RELATING TO ADDITIONAL BORROWER
                         -------------------------------

         1.01 ADDITIONAL BORROWER. The preamble to the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  This is a LOAN AND SECURITY AGREEMENT (this "Agreement") made as of December 29, 1994 by and among PNC BANK, NATIONAL ASSOCIATION (successor in interest to Midlantic Bank, National Association), a national banking association, having offices at Two Tower Center Boulevard,


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         8th Floor, East Brunswick, New Jersey 08816 ("Lender"), S2 GOLF INC., a
         New Jersey corporation, having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004, and S2 GOLF ACQUISITION
         CORP., a New Jersey corporation, having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004 (collectively, jointly and severally "Borrower").


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Borrower represents and warrants to Lender, knowing and intending that Lender will rely thereon in entering into this Amendment, that the following statements are true and accurate:

         2.01 ASSUMPTION OF OBLIGATIONS. Additional Borrower hereby assumes and accepts as a joint and several obligor, all of the Obligations (as defined in the Loan Agreement), covenants, terms and conditions of the Loan Agreement in the same manner and to the same extent as Borrower, agrees to pay all sums due pursuant to the Loan Agreement in the manner and at the times therein set forth and grants to Lender a security interest in the Collateral, as such is defined in the Loan Agreement, to secure the repayment of the Obligations.

         2.02 NO DIMINISHMENT OF DUTIES OR LIABILITIES OF BORROWER. It is hereby understood and agreed that Additional Borrower's acceptance of the Obligation as herein set forth does not diminish or release and shall not in any way affect any of the Obligations, duties or liabilities of Borrower to Lender.

         2.03 AFFIRMATION OF REPRESENTATIONS. All of the representations and warranties contained in Section 4 of the Loan Agreement, as such Section may be amended by this Amendment, are, immediately after the execution and delivery of this Amendment, true and accurate as of the date hereof with the same force and effect as though such representations and warranties had been more fully set forth herein and made on the date hereof.

         2.04 DUE AUTHORIZATION: NO DEFAULT.

                  (a) The execution, delivery and performance by Borrowers of this Amendment are within Borrower's powers, have been duly authorized by all necessary action on the part of each Borrower and (i) do not and will not (A) require any consent or approval of the stockholders of either Borrower, or (B) constitute or result in a breach of, or default under (with due notice or passage of time or both) any agreement, undertaking, or instrument to which Borrowers are a party or by which they may be affected, or (C) result in the creation or imposition of any lien or restriction on any assets of Borrower, other than liens in favor of Lender, and (ii) are not and will not be prevented or limited by, or violate, conflict with or breach either Borrower's Certificate of Incorporation or By-laws, or any applicable law or regulations, or any judgment, order, award or decree of any judicial body or other governmental authority or arbitrator applicable to Borrower or any of Borrower's assets.



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                  (b) This Amendment upon its delivery will have been duly
executed and delivered by the Borrower and the Loan Agreement, as amended by this Amendment, will be legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms and provisions except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors' rights generally.

         3.03 NO GOVERNMENTAL CONSENT NECESSARY. No authorization, approval or other action by, and no notice to or filing with, any Person or governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Amendment or any of the Relevant Documents.

         3.04 PROCEEDINGS. There is no claim, action, suit, proceeding, inquiry, hearing or investigation pending or (to the knowledge of Borrowers) threatened against Borrower or any of its assets, in any court of law or equity, or before or by any federal, state or local governmental authority or before any arbitrator. There are no unsatisfied judgments or awards against Borrower or any of its assets.

         3.05 BROKERAGE COMMISSIONS. No Person is entitled to receive from Borrower any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Amendment. No brokerage or other fee, commission or compensation is to be paid by Lender by reason of any act, alleged act or omission of Borrower with respect to the transactions contemplated hereby.

         3.06 NO DEFENSES TO PAYMENT. Borrower has no defenses to the repayment of the Obligations and have no claims or rights of set-off against Lender in connection with the Obligations.


                                   ARTICLE IV

                                  MISCELLANEOUS

         4.01 ENTIRE AGREEMENT; AMENDMENTS; LENDER'S CONSENT. This Amendment supersedes, with respect to its subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Amendment, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.02 GENDER. Throughout this Amendment, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Amendment indicates otherwise.

         4.03 BINDING EFFECT; GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except


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that Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of Lender. This Amendment and the other documents delivered in connection with this Amendment shall be governed by, and construed in accordance with, the laws (both substantive and procedural, and without reference to conflicts of laws) of the State of New Jersey.

         4.04 SEVERABILITY OF PROVISIONS. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.05 HEADINGS. The headings preceding the text of this Amendment are inserted solely for convenience of reference and shall not constitute a part of this Amendment nor affect its meaning, construction or effect.

         4.06 LOAN AGREEMENT; FULL FORCE AND EFFECT. Except, and solely to the extent, that the same has been specifically modified, amended or supplemented herein, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

         4.07 NO WAIVER OF DEFAULT. Borrower hereby acknowledges and agrees that the execution, delivery and performance of this Amendment by Lender is not intended, and shall not be deemed, to be a waiver or release of any Event of Default as defined under the Loan Agreement, and that Lender reserves all of its rights and remedies to which it may be entitled, whether an Event of Default occurred at, before or after the date of this Amendment.

         4.08 WAIVER OF TRIAL BY JURY. TO THE FULL EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO THE LOAN AGREEMENT OR THE RELEVANT DOCUMENTS.

         4.09 CONFLICTS WITH LOAN AGREEMENT. If any term, condition or provision of this Amendment is inconsistent or conflicts with any term, condition or provision of the Loan Agreement, the term, condition or provision of this Amendment shall govern to the extent of such inconsistency or conflict.

         4.10 CONDITIONS PRECEDENT. The effectiveness and enforceability of this Amendment are conditioned on the consummation of the following conditions precedent:

         (i) The execution by Borrower, and delivery to Lender, of this Amendment, UCC-1 Financing Statements and such other documents as Lender shall deem to be required, necessary or desirable in its reasonable judgment;

         (ii) Receipt by Lender of results of searches for UCC financing statements, judgments, tax liens and the like that are reasonably acceptable to Lender;



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         (iii) Receipt by Lender of perfected, first-priority security interests in the Collateral; and

         (iv) Receipt by Lender of such other documents, reports and evidence as Lender shall require in its sole and absolute discretion.

         IN WITNESS WHEREOF, the undersigned have set their hands or caused these presents to be executed by duly authorized corporate officers as of the day and year first above written.


                                        S2 GOLF INC.



                                        By: /s/ Douglas A. Buffington
                                           -------------------------------------
                                        Name:  DOUGLAS A. BUFFINGTON
                                        Title: President



                                        S2 GOLF ACQUISITION CORP.



                                        By:  /s/ Richard M. Maurer
                                           -------------------------------------
                                        Name:  RICHARD M. MAURER
                                        Title: Secretary



                                        PNC BANK, NATIONAL ASSOCIATION



                                        By:  /s/ Kenneth Kaestner
                                           -------------------------------------
                                        Name:  KENNETH KAESTNER
                                        Title: Assistant Vice President




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STATE OF       :
               :      SS.
COUNTY OF      :


        On the ______ day of January, 2001, before me personally came DOUGLAS A. BUFFINGTON, who, being duly sworn by me, stated that he is the President of S2 GOLF INC., a New Jersey corporation, and that he, as the said President, and with the authority of the board of directors of said corporation, executed the instrument set forth above on behalf of said corporation as its voluntary act and deed.


                                       /s/ Rhonda K. Schesventer
                                       -------------------------
                                       Name:

                                       Notary Public of the State of  Ohio
                                                                     -----------

                                       My commission expires:   Mar. 29, 2001
                                                             -------------------






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STATE OF PENNSYLVANIA :
                      :      SS.
COUNTY OF ALLEGHENY   :


        On the 3RD day of January, 2001, before me personally came RICHARD M. MAURER, who, being duly sworn by me, stated that he is the Secretary of S2 GOLF ACQUISITION CORP., a New Jersey corporation, and that he, as the said President, and with the authority of the board of directors of said corporation, executed the instrument set forth above on behalf of said corporation as its voluntary act and deed.


                                /s/ Tracy L. Charles
                                --------------------
                                Name:

                                Notary Public of the State of   Pennsylvania
                                                              ------------------

                                My commission expires:          May 4, 2002
                                                       -------------------------






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